SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

IVORY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	33-24967	84-1087170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

13950 Ballantyne Corporate Place, Unit 325, Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 341-1516

5459 South Iris Street, Littleton, Colorado 80123

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 11, 2005, we filed a Current Report on Form 8-K to report the completion of our merger with Chelsea Therapeutics, Inc. pursuant to Item 2.01 of Form 8-K. Under parts (a) and (b) of Item 9.01 therein, we stated that we would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K amends our Current Report on Form 8-K filed on February 11, 2005, as amended on March 4, 2005, in order to provide the required financial information.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of business acquired.

The Audited Balance Sheets of Chelsea Therapeutics, Inc. as of December 31, 2003 and 2004 and the related Statements of Operations, Changes in Stockholders’ Equity and Cash Flows for the period from April 3, 2002 (inception) through December 31, 2004 and the Notes to the Financial Statements together with the report thereon by J.H. Cohn LLP are included as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2004 for Chelsea Therapeutics, Inc. and as of January 31, 2005 for Ivory Capital Corporation and Subsidiary and the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements are included as Exhibit 99.2 and are incorporated herein by reference.

(c) Exhibits

Exhibit Number	Description of Document	Registrant’s Form	Dated	Exhibit Number	Filed Herewith
2.1	Agreement and Plan of Merger by and among Ivory Capital Corporation, Chelsea Therapeutics, Inc. and Chelsea Acquisition Corp. dated as of January 17, 2005.	8-K	01/17/05	2.1

10.1*	License Agreement dated as of March 24, 2004 between M. Gopal Nair and Chelsea Therapeutics, Inc. (f/k/a Aspen Therapeutics, Inc.)	8-K	02/16/05	10.1

10.2	Employment Agreement dated April 2, 2004 between Chelsea Therapeutics, Inc. and Simon Pedder and Amendment to Employment Agreement dated December 17, 2004.	8-K	02/16/05	10.2

10.3	Form of Subscription Agreement for the purchase of Series A Preferred Stock of Chelsea Therapeutics, Inc.	8-K	02/16/05	10.3

10.4	Chelsea Therapeutics, Inc. 2004 Stock Plan and forms of Notice of Stock Option Grant and Stock Option Agreement.	8-K	02/16/05	10.4

16.1	Letter from Mayer Hoffman McCann, P.C. dated March 4, 2005.	8-K	02/04/05	16.1

99.1	Audited Balance Sheets of Chelsea Therapeutics, Inc. as of December 31, 2003 and 2004 and the related Statements of Operations, Changes in Stockholders’ Equity and Cash Flows for the period from April 3, 2002 (inception) through December 31, 2004 and the Notes to the Financial Statements together with the report thereon by J.H. Cohn LLP.				X

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2004 for Chelsea Therapeutics, Inc. and as of January 31, 2005 for Ivory Capital Corporation and Subsidiary and the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.				X

*	Certain portions of this agreement have been omitted pursuant to a request for confidential treatment and those portions have been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVORY CAPITAL CORPORATION

Date: March 30, 2005	/s/ J. Nick Riehle
J. Nick Riehle, Chief Financial Officer